UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in its charter)

Delaware	1-43	45-6194071
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr. Administrative Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware		19890-1615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

In an order dated March 27, 2018, the Honorable Martin Glenn, United States Bankruptcy Judge in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), ordered a deadline of April 25, 2018 for an update regarding the potential settlement between the Motors Liquidation Company GUC Trust (the “GUC Trust”) and the Ignition Switch Plaintiffs (as that term is defined in the Form 10-Q of the GUC Trust filed February 13, 2018 (the “February 2018 10-Q”)), certain of the Non-Ignition Switch Plaintiffs (as that term is defined in the February 2018 10-Q) and certain of the Pre-Closing Accident Plaintiffs (as that term is defined in the February 2018 10-Q) (collectively, the “Plaintiffs”). On April 25, 2018, Drinker Biddle & Reath LLP, on behalf of Wilmington Trust Company, solely in Wilmington Trust Company’s capacity as trust administrator and trustee of the GUC Trust, sent a letter (the “Letter”) to the Bankruptcy Court informing the Bankruptcy Court that, on April 25, 2018, the GUC Trust executed a settlement agreement with the Plaintiffs. The settlement is subject to Bankruptcy Court approval. The GUC Trust currently expects that motion papers seeking court approval will be filed with the Bankruptcy Court on or before May 2, 2018.

The information contained in this Current Report on Form 8-K and the Letter attached to this report as Exhibit 99.1 are furnished pursuant to Item 7.01 and shall not be deemed filed in this or any other filing of the GUC Trust under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by reference in any such other filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	Letter to the Bankruptcy Court

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

Date: April 26, 2018

	By:	/s/ David A. Vanaskey Jr.
	Name:	David A. Vanaskey Jr.
	Title:	Administrative Vice President of Wilmington Trust Company